EXHIBIT 32.1

                       P.D.C. INNOVATIVE INDUSTRIES, INC..
          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of P.D.C. Innovative Industries, Inc. (the "Company") on Form 10-QSB for the period ending September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Michael Hiler and Sandra Sowers, Chief Executive Officer (Principal Executive Officer) and President (Principal Financial and Accounting Officer), respectively, of the Company certify pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

         1. The Report fully complies with the requirements of Section 13(a) of 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


December 18, 2003

                            /s/ Michael Hiler
                            --------------------------------------
                            Michael Hiler, Chief Executive Officer
                            (Principal Executive Officer)



                            /s/ Sandra Sowers
                            ---------------------------------------------
                            Sandra Sowers, President (Principal Financial and Accounting Officer)